UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 30, 2008

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2008, TETRA Technologies, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) by and among the Company and The Prudential Insurance Company of America, Physicians Mutual Insurance Company, The Lincoln National Life Insurance Company, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc., Massachusetts Mutual Life Insurance Company, Hakone Fund II LLC, C.M. Life Insurance Company, Pacific Life Insurance Company, United of Omaha Life Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, Country Life Insurance Company, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation. The Note Purchase Agreement relates to the Company’s issuance and sale of $35 million aggregate principal amount of its 6.30% Senior Notes, Series 2008-A, due April 30, 2013 (the “Series 2008-A Notes”) and $90 million aggregate principal amount of its 6.56% Senior Notes, Series 2008-B, due April 30, 2015 (the “Series 2008-B Notes”). A copy of the Note Purchase Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference. Forms of the Series 2008-A Note and Series 2008-B Note are attached as Exhibits 4.2 and 4.3, respectively, and incorporated herein by reference. For a description of the material terms of the Note Purchase Agreement and the Series 2008-A Notes and Series 2008-B Notes issued thereunder, see the information set forth below in Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2008, the Company issued and sold through a private placement transaction $35 million in aggregate principal amount of Series 2008-A Notes and $90 million in aggregate principal amount of Series 2008-B Notes pursuant to the Note Purchase Agreement. The Series 2008-A Notes and Series 2008-B Notes (collectively the “Notes”) were sold in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended. Net proceeds from the sale of the Notes will be used to pay down existing borrowings under the Company’s revolving credit facility but will not reduce the size of the revolving credit facility.

The Series 2008-A Notes bear interest at the fixed rate of 6.30% and mature on April 30, 2013. The Series 2008-B Notes bear interest at the fixed rate of 6.56% and mature on April 30, 2015. Interest on the Notes will be due semiannually on April 30 and October 31 of each year, commencing October 31, 2008. The Company may prepay the Notes, in whole or in part, at any time at a price equal to 100% of the principal amount outstanding, plus accrued and unpaid interest and a “make-whole” prepayment premium. The Note Purchase Agreement provides that in the event of a change of control, the Company must extend to each holder of Notes an offer to prepay all Notes. A change of control shall be deemed to occur if any person or group becomes the beneficial owner of more than 50% of the voting power of the then-outstanding class of capital stock having ordinary voting power in the election of directors provided that a change of control shall not be deemed to have occurred if the Company, or the acquiring person (if the Company is no longer in existence or the acquiring person has acquired all or substantially all of the assets of the Company) shall have an investment grade rating (as defined in the Note Purchase Agreement) or the Company effects a holding company reorganization.

Pursuant to the Note Purchase Agreement, the Notes are unsecured and are guaranteed by the Company’s material wholly-owned U.S. subsidiaries. A copy of the Subsidiary Guaranty is attached hereto as Exhibit 4.4 and incorporated herein by reference. The Notes will rank pari passu in right of payment with all other outstanding unsecured senior indebtedness (as defined in the Note Purchase Agreement). The Note Purchase Agreement

contains customary covenants that will limit the ability of the Company and certain of its restricted subsidiaries to, among other things: incur or guarantee additional indebtedness; incur or create liens; merge or consolidate or sell substantially all of its assets; and enter into transactions with affiliates. Aggregate asset sales by the Company and its restricted subsidiaries during any fiscal year are restricted to the greater of $50 million or 15% of the Company’s consolidated total assets, with certain limited exceptions. The Company is also required to maintain certain consolidated financial ratios.

The Note Purchase Agreement contains customary default provisions, as well as the following cross-default provision. An event of default will occur if the Company or any restricted subsidiary (i) fails to make any payment when due beyond any applicable grace period under any indebtedness of at least $20 million or (ii) defaults in the performance of or compliance with any term of any indebtedness of at least $20 million or any other condition exists, and as a result of such default or condition such indebtedness is accelerated, or (iii) any indebtedness of the Company or restricted subsidiary of at least $20 million is otherwise accelerated. Upon the occurrence and during the continuation of an event of default under the Note Purchase Agreement, the Notes may become immediately due and payable, either automatically or by declaration of holders of more than 50% in principal amount of the Notes at the time outstanding.

The description set forth above is qualified in its entirety by the Note Purchase Agreement, the forms of the 6.30% Senior Notes, Series 2008-A and 6.56% Senior Notes, Series 2008-B, and the Subsidiary Guaranty filed herewith as exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Note Purchase Agreement, dated April 30, 2008, by and among TETRA Technologies, Inc. and The Prudential Insurance Company of America, Physicians Mutual Insurance Company, The Lincoln National Life Insurance Company, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc., Massachusetts Mutual Life Insurance Company, Hakone Fund II LLC, C.M. Life Insurance Company, Pacific Life Insurance Company, United of Omaha Life Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, Country Life Insurance Company, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation.

4.2	Form of 6.30% Senior Notes, Series 2008-A, due April 30, 2013.
4.3	Form of 6.56% Senior Notes, Series 2008-B, due April 30, 2015.
4.4

Subsidiary Guaranty dated April 30, 2008, executed by Beacon Resources, LLC, Compressco Field Services, Inc., EPIC Diving and Marine Services, LLC, Maritech Resources, Inc., TETRA Applied Technologies, LLC, TETRA International Incorporated, TETRA Process Services, L.C., TETRA Production Testing Services, LLC, and Maritech Timbalier Bay, LP, for the benefit of the holders of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President & Chief Executive Officer

Date: May 5, 2008

EXHIBIT INDEX

Exhibit Number	Description
4.1

Note Purchase Agreement, dated April 30, 2008, by and among TETRA Technologies, Inc. and The Prudential Insurance Company of America, Physicians Mutual Insurance Company, The Lincoln National Life Insurance Company, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc., Massachusetts Mutual Life Insurance Company, Hakone Fund II LLC, C.M. Life Insurance Company, Pacific Life Insurance Company, United of Omaha Life Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, Country Life Insurance Company, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation.

4.2	Form of 6.30% Senior Notes, Series 2008-A, due April 30, 2013.
4.3	Form of 6.56% Senior Notes, Series 2008-B, due April 30, 2015.
4.4

Subsidiary Guaranty dated April 30, 2008, executed by Beacon Resources, LLC, Compressco Field Services, Inc., EPIC Diving and Marine Services, LLC, Maritech Resources, Inc., TETRA Applied Technologies, LLC, TETRA International Incorporated, TETRA Process Services, L.C., TETRA Production Testing Services, LLC, and Maritech Timbalier Bay, LP, for the benefit of the holders of the Notes.